Trade receivables	12 Months Ended
Dec. 31, 2021
Trade receivables

Note	19 | Trade receivables

	12.31.21	12.31.20
Current:
Sales of electricity – Billed	15,037	18,565
Framework Agreement (1)	-	14
Receivables in litigation	253	452
Allowance for the impairment of trade receivables	(6,006)	(6,948)
Subtotal	9,284	12,083

Sales of electricity – Unbilled	7,894	8,769
PBA & CABA government credit	383	497
Fee payable for the expansion of the transportation and others	2	3
Total current	17,563	21,352

(1)	As of December 31, 2020, the Province of Buenos Aires and the Federal Government have a debt with the Company for the consumption of electricity by low-income areas and shantytowns. The indicated amount does not include interest and no revenue for this concept has been recognized by the Company.

The value of the Company’s trade receivables approximates their fair value.

The roll forward of the allowance for the impairment of trade receivables is as follows:

	12.31.21	12.31.20
Balance at beginning of the year	6,948	3,176
Increase	1,967	6,296
Decrease	(211)	(928)
Result from exposure to inflation	(2,698)	(1,596)
Balance at end of the year	6,006	6,948

The aging analysis of these trade receivables is as follows:

	12.31.21	12.31.20
Not due	-	14
Past due	4,735	5,604
Up to 3 months	12,828	15,734
Total trade receivables	17,563	21,352

At the Statement of Financial Position date, the maximum exposure to credit risk is the carrying amount of each class of trade receivables.

The carrying amount of the Company’s trade receivables is denominated in Argentine pesos.

Sensitivity analysis of the allowance for impairment of trade receivables:

- 5% increase in the uncollectibility rate estimate
12.31.21
Allowance	6,306
Variation	300

- 5% decrease in the uncollectibility rate estimate
12.31.21
Allowance	5,705
Variation	(301)